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Exhibit 10.1

THOMAS & BETTS CORPORATION
2001 STOCK INCENTIVE PLAN

PREAMBLE

WHEREAS, the market price of the common stock of Thomas & Betts Corporation (the "Corporation") has decreased significantly over the several months preceding the adoption of the Thomas & Betts Corporation 2001 Stock Incentive Plan (the "Plan") and this decrease has caused a significant reduction in the value of compensatory stock options, thereby reducing the value of the total compensation level of employees eligible to receive compensatory stock options;

    WHEREAS, this price reduction has adversely impacted the Corporation's formula for calculating compensatory stock options and the 1993 Management Stock Ownership Plan will not provide an adequate number of shares for employee and new hire compensatory stock options;

    WHEREAS, the Corporation recognizes that compensatory stock options are and have been used by the Corporation as a component of compensation to induce individuals to become employees, enhance and increase the value of employees' total compensation and to promote retention and align the interests of employees with those of the Corporation and its shareholders;

    WHEREAS, the Corporation also recognizes that the significant decrease in the value of the compensatory stock options has had a noticeable negative effect on employee morale and productivity and retention;

    WHEREAS, independent compensation consultants retained by the Corporation have advised that even before the recent decrease in the value of the Corporation's employee compensatory stock options, the amount and value of the Corporation's employee compensatory stock options were below the mean of the Corporation's peer companies;

    WHEREAS, in the current critical period for the Corporation, and in the long term, it is of paramount importance to restore the compensation of key employees to prevailing market levels to enhance employee focus and morale, provide appropriate retention incentives and unify the interest of employees with those of the Corporation and its shareholders;

    WHEREAS, the retentive effect of the compensatory stock options pursuant to this Plan will provide for management continuity, which will, in turn, encourage employee morale, retention and productivity and reduce the costs inherent in employee turnover and low productivity; and

    WHEREAS, the Board of Directors of the Corporation (the "Board") has determined, based on the foregoing and on the advice of its independent compensation consultants, and in the exercise of its business judgment, that the adoption of this Plan is in the best interest of the Corporation and its shareholders.

    NOW THEREFORE, this Plan is adopted effective as of the date of its approval by the Board.

1.  Purpose of Plan

    The purpose of this Plan, as is more fully reflected in the foregoing preamble, is to aid the Corporation and its subsidiaries in securing and retaining employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Corporation and its subsidiaries. The Corporation expects that it will benefit from the added interest which such employees will have in the welfare of the Corporation as a result of their ownership or increased ownership of the Corporation's Common Stock.

2.  Stock Subject to the Plan

    The total number of shares of Common Stock of the Corporation that may be optioned under the Plan is 2,500,000 shares, which will consist of authorized and unissued shares. Any shares optioned hereunder that are canceled or cease to be subject to the option may again be optioned under the Plan.

3.  Administration

    The Plan shall be administered by the Human Resources Committee of the Board of Directors. The Committee shall have the sole authority, consistent with the Plan, to determine the provisions of the options to be granted, to interpret the Plan and the options granted under the Plan, to adopt, amend and rescind rules, regulations and guidelines for the administration of the Plan and generally to administer the Plan and to make all determinations in connection therewith which may be necessary or advisable. This authority includes, but is not limited to, selecting award recipients and adopting modifications, amendments, procedures, sub-plans and the like as are necessary to comply with the laws and regulations of other countries in which the Corporation operates in order to assure the viability of awards granted under the Plan to optionees employed in such other countries.

    All actions of the Committee shall be binding upon all participants. Committee decisions and selections shall be made by a majority of its members present at the meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held. Except for the power to amend this Plan as provided in Section 13 hereof, the Committee may delegate to the Corporation's Chief Executive Officer or to other senior officers of the Corporation its duties under the Plan pursuant to such conditions or limitations as the Committee may establish.

4.  Eligibility

    At least a majority of the Corporation's full—time employees in the United States, who are "exempt employees," as defined under the Fair Labor Standards Act of 1938, as amended, are eligible to be granted options under the Plan. No member of the Board of Directors of the Corporation shall be eligible to participate in the Plan. Except as set forth in Section 3 of this Plan, the employees who shall receive options under the Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the option or options granted to each such employee selected, subject to the maximum number of stock options which may be granted to an optionee under the Plan.

    The Committee may approve from time to time a grant of options to a person not employed by the Corporation, as a material inducement to such person's entering into employment with the Corporation.

    At least a majority of the shares of stock underlying options awarded under this Plan, during the three-year period commencing on the date the Plan is adopted by the Board of Directors, shall be awarded to employees who are not officers of the Corporation. For purposes of the Plan, officer shall have the same meaning as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.

5.  Limit on Awards

  (a)
  Unless otherwise determined by the Committee, no option may be granted under the Plan after March 9, 2011, but options theretofore granted may extend beyond that date.

  (b)
  No optionee shall receive options for more than 200,000 shares of the Corporation's Common Stock during any fiscal year under the Plan.

6.  Terms and Conditions of Stock Options

    All options granted under this Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

  (a) Option Price

    The option price per share for options granted to employees shall be determined by the Committee, but shall not be less than 100% of the fair market value at the time the option is granted. "Fair market value" for all purposes under the Plan shall mean the average of the high and low prices of the Corporation's Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange for the date in question, or if no sales of Common Stock were made on said exchange on that date, the average of the high and low prices of the Common Stock as reported on said composite tape for the preceding day on which sales of Common Stock were made on said exchange. In the event that the method for determining the fair market value of the shares provided for in this paragraph (a) shall not be practicable, then the fair market value per share shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply at the time of grant of the option concerned.

  (b) Time of Exercise of Option

    Unless otherwise determined by the Committee, each option shall be exercisable during and over such period ending not later than ten (10) years from the date it was granted, as may be determined by the Committee and stated in the option.

    Unless otherwise determined by the Committee, no option shall be exercisable during the year ending on the first anniversary date of the granting of the option, except as provided in paragraphs 6(d) and 11 of the Plan.

  (c) Payment

    The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise in cash or such other method as provided by the Committee at the time of grant, including tendering Common Stock, surrendering a stock award valued at fair market value on the date of surrender, or any combination thereof.

    No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares subject to his or her option until he or she has given written notice of exercise of his or her option, paid in full for such shares and, if requested, given the representation described in Section 8 of the Plan.

  (d) Rights After Termination of Employment

    If, prior to the expiration date of an option, the optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, the option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the term of the option:

    (A)  If the optionee's employment terminates or is terminated for any reason other than (i) retirement (as defined in subparagraph (B) below), (ii) the optionee becoming totally and permanently disabled or (iii) death, the option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of the Plan;

    (B)  If the optionee retires at his or her normal or later retirement date (as defined in Part A of the Thomas & Betts Corporation Pension Plan) or, with the consent of the Corporation, takes early retirement, the option may be exercised in full at any time within six (6) years of the date of retirement;

    (C)  If the optionee becomes totally and permanently disabled, the option may be exercised in full at any time within six (6) years of the date the optionee's service as an employee is terminated within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") by reason of being totally and permanently disabled;

    (D)  If the optionee dies while he or she is employed or within three (3) years of his or her retirement in accordance with subparagraph (B) above, the option may be exercised in full at any time within three (3) years of the optionee's date of death by the legal representative of the optionee or any person who acquires the option by bequest or inheritance; and

    (E)  For purpose of this Section 6, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted herefor.

7.  Transferability Restriction

    Unless otherwise determined by the Committee, the option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, by designation of a beneficiary after death, or pursuant to a qualified domestic relations order (as defined by the Code). During the lifetime of an optionee, the option shall be exercisable only by the optionee, or by a duly appointed legal representative, unless otherwise determined by the Committee.

8.  Investment Representation

    Upon any distribution of shares of Common Stock of the Corporation pursuant to any provision of this Plan, the distributee may be required to represent in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for such shares may include any legend which the Corporation deems appropriate to reflect any restrictions on transfers.

9.  Transfer

    For the purpose of the Plan, a transfer of an employee from the Corporation to a subsidiary, or vice versa, or from one subsidiary to another shall not be deemed a termination of employment.

10.  Rights of Employees and Others

  (a)
  No person shall have any rights or claims under this Plan except in accordance with the provisions of the Plan.

  (b)
  Nothing contained in this Plan shall be deemed to give any employee the right to be retained in the service of the Corporation or its subsidiaries.

11.  Changes in Capital or Control

    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Corporation assets to shareholders, or any other change affecting shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares that may be issued under the Plan; (ii) each outstanding award made under the Plan; (iii) the price per share for any outstanding stock options under the Plan; and (iv) the limitation on awards set forth in Section 5(b).

    In the event that the Corporation undergoes a change of control (as defined below), or in the event the Corporation merges, consolidates or amalgamates with another company, or in the event of liquidation or reorganization of the Corporation, all outstanding awards under the Plan shall be immediately vested and the Committee, as constituted before such change of control, in its sole discretion, may provide for appropriate adjustments and settlements of such awards either at the time of the award or at a subsequent date; provided, however, that outstanding awards shall become immediately vested pursuant to this Section 11 in the event of a merger, consolidation or amalgamation only if the Corporation is not the surviving company.

    For purposes of this Plan, a "change of control" of the Corporation shall mean a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the 1934 Act; provided that, without limitation, such a "change of control" shall be deemed to have occurred if:

       (i) a third person, including a "group" as such term is used in Section 13(d)(3) of the 1934 Act, becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the Corporation's outstanding voting securities ordinarily having the right to vote for the election of directors of the Corporation; or

      (ii) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Board" generally and as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

12.  Use of Proceeds

    Proceeds from the sale of shares pursuant to options granted under this Plan shall constitute general funds of the Corporation.

13.  Amendments

    The Board of Directors may discontinue this Plan and the Committee may amend this Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the Board of Directors, would:

      (a) Except as provided in Section 11 of the Plan, increase the total number of shares reserved for the purposes of the Plan;

      (b) Decrease the option price of an option to less than 100% of the fair market value on the date of the granting of the option; or

      (c) Increase the maximum number of options which may be granted to an optionee under the Plan.

    Except as provided in Section 11, neither shall any amendment, alteration or discontinuation impair the rights of any holder of an option theretofore granted without the optionee's consent; provided, however, that if the Committee after consulting with management of the Corporation determines that application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of employee stock options would have a significant adverse effect on the Corporation's financial statements because of the fact that options granted before the issuance of such statement are then outstanding, then the Committee in its absolute discretion may cancel and revoke all outstanding options to which such adverse effect is attributed and the holders of such options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Committee to the holders of such options.

14.  Repricing Restriction

    Options granted under this Plan shall not be repriced by the Corporation for any reason.

15.  Effective Date of Plan

    This Plan shall be effective upon its approval by the Corporation's Board of Directors.

16.  Tax Withholding

    The Corporation shall have the right to deduct from any settlement of an award made under this Plan a sufficient amount to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations.

17.  Governing Law

    The validity, construction and effect of this Plan and any actions taken or relating to this Plan shall be determined in accordance with the laws of the State of Tennessee and applicable federal law.

18.  Successors and Assigns

    This Plan shall be binding on all successors and assigns of an optionee, including, without limitation, the estate of such optionee and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the optionee's creditors.

FORM OF STOCK OPTION AGREEMENT
PURSUANT TO
THOMAS & BETTS CORPORATION
2001 STOCK INCENTIVE PLAN

    A STOCK OPTION is hereby granted to the employee identified in the attached Notice of Grant of Stock Option (the "Optionee") to purchase the number of shares of Common Stock, par value $.10 per share, of Thomas & Betts Corporation, a Tennessee corporation (the "Corporation"), set forth in the Notice of Grant of Stock Option at the price per share set forth in Section 1 below, and such option is in all respects subject to the terms, definitions and provisions of the Corporation's 2001 Stock Incentive Plan (the "Plan"), which is incorporated herein by reference.

1.  Option Price

    The option price is $            for each share, being one hundred percent (100%) of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

2.  Exercise of Option

    This Option shall be exercisable in accordance with provisions of Section 6 of the Plan as follows:

  (i)  Schedule of Rights to Exercise

    The Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:

Installment	Portion of Option Grant	Period from which Option Grant
First	One-third	12 months
Second	One-third	24 months
Third	One-third	36 months

  (ii) Method of Exercise

    This Option, to the extent that it is exercisable, may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the expiration date of the option. Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Common Stock owned by the Optionee the fair market value of which, as of the close of the business day immediately preceding the specified exercise date, does not exceed the purchase price payable; provided however, that if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least six months prior to such payment.

  (iii) Restrictions on Exercise

    This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Corporation may require the person exercising this Option to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

3.  Transferability of Option

    This Option may not be transferred by the Optionee otherwise than by will or by the laws of descent and distribution, by designation of a beneficiary after death, or pursuant to a qualified domestic relations order (as defined by the Code). During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee, or by a duly appointed legal representative, unless otherwise determined by the Committee.

4.  Term of Option

    This Option may not be exercised more than ten (10) years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

5.  Successors

    The terms of this Option shall be binding upon the heirs, personal representatives and successors of the Optionee and upon the Corporation and its successors and assigns.

6.  Optionee Acknowledgement

    Optionee acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that such Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.

    Date of Grant: _________________________________,

THOMAS & BETTS CORPORATION

By:
	Chairman, President and Chief Executive Officer	Optionee
Attest
By:

QuickLinks

THOMAS & BETTS CORPORATION 2001 STOCK INCENTIVE PLAN PREAMBLE
FORM OF STOCK OPTION AGREEMENT PURSUANT TO THOMAS & BETTS CORPORATION 2001 STOCK INCENTIVE PLAN